MARCH 1, 2024
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD CORE BOND ETF SUMMARY PROSPECTUS
DATED NOVEMBER 28, 2023
HARTFORD TOTAL RETURN BOND ETF SUMMARY PROSPECTUS
DATED NOVEMBER 28, 2023
This Supplement contains new and additional information regarding Hartford Core Bond ETF and Hartford Total Return Bond ETF and should be read in connection with your Summary Prospectuses.
Effective immediately, Jeremy Forster will be added as a portfolio manager to Hartford Core Bond ETF and Hartford Total Return Bond ETF. Accordingly, the following changes are being made to the above referenced Summary Prospectuses effective immediately:
(1) Under the heading “Management” in the above referenced Summary Prospectus for Hartford Core Bond ETF, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2020
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2020
Robert D. Burn, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2020
Jeremy Forster	Managing Director and Fixed Income Portfolio Manager	2020
(2) Under the heading “Management” in the above referenced Summary Prospectus for Hartford Total Return Bond ETF, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2017
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2017
Robert D. Burn, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2017
Jeremy Forster	Managing Director and Fixed Income Portfolio Manager	2017
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7657ETF
March 2024